United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 27, 2008

Date of report (date of earliest event reported)

Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone No.	IRS Employer Identification No.
000-49965	MGE Energy, Inc. (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53703 (608) 252-7000 www.mgeenergy.com Former name or former address, if changed since last report: Not applicable	39-2040501

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

MGE Energy, Inc., intends to send a copy of a 2007 Financial Update to various institutional investors and analysts. A copy of that 2007 Financial Update is attached to this Report as Exhibit 99.1.

The information under this Item 7.01 and in Exhibit 99.1 is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended. The information under this Item 7.01 and Exhibit 99.1 shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless otherwise expressly indicated in such registration statement or other document.

Item 9.01. Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired:

Not applicable.

(b)

Pro forma financial information:

Not applicable.

(c)

Shell company transactions:

Not applicable.

(d)

Exhibit(s):

8-K Exhibit No.	Description
99.1	MGE Energy, Inc., 2007 Financial Update (furnished and not deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGE Energy, Inc.

Madison Gas and Electric Company

(Registrant)

/s/ Jeffrey C. Newman

Jeffrey C. Newman

Vice President and Treasurer

Date: February 27, 2008

MGE Energy, Inc.

Madison Gas and Electric Company

Exhibit Index to Form 8-K

Dated February 27, 2008

8-K Exhibit No.	Description
99.1	MGE Energy, Inc., 2007 Financial Update (furnished and not deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended)